ANNUAL REPORT

MANAGED HIGH
YIELD FUND INC.

                                                        PaineWebber
                                              (C)1999 PaineWebber IncorporateD
                                                        Member SIPC
JULY 31, 1999

MANAGED HIGH YIELD FUND INC.                                     ANNUAL REPORT

MANAGED HIGH YIELD
FUND INC.

FUND PROFILE
as of July 31, 1999

INVESTMENT OBJECTIVE:
high current income

PORTFOLIO MANAGER:
Tom Libassi (since 1994),
Mitchell Hutchins
Asset Management Inc.

COMMENCEMENT:
December 7, 1993

NYSE SYMBOL:
PHT

DIVIDEND PAYMENTS:
monthly

TOTAL NET ASSETS:
$70.9 million

WEIGHTED AVG. MATURITY:
7.41 Yrs.*

WEIGHTED AVG. PRICE:
$85.82*

                                                             September 15, 1999
Dear Shareholder,

We are pleased to present you with the annual report for the Managed High Yield Fund Inc. (the "Fund") for the fiscal year ended July 31, 1999.


MARKET REVIEW
-------------------------------------------------------------------------------

[Graphic Omitted]

Market turbulence defined the Fund's fiscal year. When Russia devalued the ruble in August 1998, nervous investors fled other assets for the safety of U.S. Treasury securities. As a result, some sectors of the bond market became so illiquid that they virtually shut down. The high yield sector was particularly hard hit. Yield spreads--the yield premium that fixed-income securities must pay above Treasurys to compensate for their higher risk--widened across all sectors. The Federal Reserve lowered interest rates three times in an effort to avert the crisis. The markets responded positively and began to stabilize by mid-October. Spreads to Treasurys recovered somewhat, and the high-yield market made a partial comeback in the final months of 1998.

     Fear of inflation drove the bond markets during the second half of the fiscal year. Bond prices declined as investors reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases would not be offset by commodity deflation. The Federal Reserve took back two of the three rate cuts from last fall, raising rates twice by 0.25%--once on June 30 and again on August 24.

     The high-yield market regained its footing after heavy losses in 1998, and outperformed all other bond sectors for the fiscal year ended July 31, 1999. The CS First Boston High Yield Index gained 1.49% for the fiscal year. High-yield spreads to Treasurys ended the fiscal year at 564 basis points, well above their 15-year average of 491 basis points. (A basis point equals 1/100th of 1%.)

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

                 AVERAGE ANNUAL RETURNS, PERIODS ENDED 7/31/99
                                                               Since Inception
                            6 Mos.1       1 Yr.       5 Yrs.       12/07/93
                             --------------------------------------------------
[Graphic Omitted]
Net Asset Value Return2      0.85%       -8.01%        6.81%         5.32%
Market Price Return3         0.64%       -6.35%        8.76%         5.10%
-------------------------------------------------------------------------------
---------
 1 NAV  and  market  price  returns  for  periods  of less  than one year are not annualized.
 2 NAV return assumes,  for illustration  only, that dividends were reinvested at the net asset value on the payable dates.
 3 Market price return assumes dividends were reinvested under the Dividend
   Reinvestment Plan.
 * Weightings represent percentages of net assets as of July 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

SHARE PRICE, DIVIDEND AND YIELD, 7/31/99
-------------------------------------------------------------------------------
Net Asset Value                   $11.76
Market Price                      $11.31
12-Mo. Dividend                    $1.26
Market Yield4                      11.14%
IPO Yield4                          8.40%
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

     The spread between high-yield bonds of larger companies and smaller companies ended the fiscal year at less than 100 basis points. This was due to the larger deals (greater than $500 million) backing up--that is, their yields going higher rather than smaller deals (less than $200 million) tightening. Despite offering attractive yields, smaller issues generally have not fared as well as larger issues. We believe last year's market correction continues to impact the market. We are demanding a higher return to compensate for the higher risk of owning small issues. As a result, the Fund's allocation to smaller issues has dropped to 42.7% from 61.0% in July 1998.* Mostly we are looking at secondary market purchases, where the bonds may be available at discounts to face value and may include enhancements such as equity participation.

CREDIT QUALITY*                   7/31/99      1/31/99
------------------------------------------------------
BB & Higher                        21.1         19.0
B                                  56.7         62.6
CCC & Lower                         9.2          5.7
Non-Rated                           6.9          7.6
Cash                                3.3          1.6
Equity/Preferred                    2.8          3.5
-----------------------------------------------------
Total                             100.0        100.0


     The Fund maintained its credit quality with 77.8% of its assets in issues rated single-B or higher. The Fund's largest sector weighting is fixed communications (12.1%)--that is, stationary versus mobile telephone systems--with an emphasis on international long distance companies. Two companies we like are Viatel (0.9%), a long-term Fund holding that is building a European fiber optic network, and Alestra (1.3%), a competitive long distance carrier in Mexico that is 49% owned by AT&T.

----------
4 IPO yield is calculated by multiplying the July distribution by 12 and dividing by the initial public offering price. Market yield is calculated by multiplying the July distribution by 12 and dividing by the Fund's closing price on July 31, 1999. Prices and yields will vary.
* Weightings represent percentages of net assets as of July 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD FUND INC.                                     ANNUAL REPORT

TOP TEN HOLDINGS*
AS OF 7/31/99                             AS OF 1/31/99
-------------------------------------------------------------------------------
Nextel Communications Inc.       2.5      NTL Inc.                          3.1
UIH Australia/Pacific Inc.       2.2      Packaged Ice Inc.                 2.4
Samsung Electronics America Inc. 2.2      Nextel Communications Inc.        2.2
Packaged Ice Inc.                2.1      Airplane Pass-Through Trust       2.1
Airplane Pass-Through Trust      2.0      Samsung Electronics America Inc.  2.0
R&B Falcon Corp.                 2.0      Jordan Telecommunication Products 2.0
Iowa Select Farms L.P.           1.9      Fox Family Worldwide Inc.         2.0
Wam! Net Inc.                    1.7      Iowa Select Farms L.P.            1.8
Knology Holdings Inc.            1.6      Corporate Express Inc.            1.7
NTL Inc.                         1.5      Park N View                       1.7
-------------------------------------------------------------------------------

     In the U.S. we continue to focus on companies with extensive fiber optic networks such as Metromedia Fiber (1.1%). In cable (10.1%), the third largest sector weighting, we favor new entrants that offer integrated voice, data and video transmission, such as RCN Corporation (1.2%) and Knology (1.6%). Additionally, we continue to like international cable companies such as UIH Australia/Pacific Inc. (2.3%) and NTL Inc. (1.5%), which also offers integrated voice, data and video.

TOP FIVE SECTORS*
AS OF 7/31/99                               AS OF 1/31/99
-------------------------------------------------------------------------------
Communications (fixed)          12.1      Cable                            10.6
Service                         10.8      Communications (fixed)            9.4
Cable                           10.1      Technology                        7.9
Technology                       9.3      Service                           6.1
Food/Beverage                    5.8      General Industrial                6.0
-------------------------------------------------------------------------------

OUTLOOK
-------------------------------------------------------------------------------

[Graphic Omitted]

     We expect new bond issuance to remain lighter through 1999 than it was in 1998--in fact, we may be seeing this year's surge of issuance now, as borrowers rush to market ahead of year-end and potential Y2K problems. In this environment, spreads may tighten again, making it a good time to take advantage of the attractive yields in BB credits. Credit analysis of individual companies remains critical, since quality and price vary so greatly in the high-yield market.

----------
* Weightings represent percentages of net assets as of July 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

     Our outlook for calendar year 1999 calls for gross domestic product growth of about 3% and inflation around 2%. We do not see any signs of recession. We believe the Federal Reserve may be inclined to raise rates by another 0.25% before year-end. We expect the long bond to remain range-bound around the 6% level.

     According to the DLJ Default Study, for the 12 months ended July 31, 1999, the high-yield default rate was 2.73%. At the beginning of 1999, the DLJ high-yield to Treasury spread stood at 626 basis points, implying a discounted default rate of about 5.9%. By the end of August, the DLJ spread had narrowed to 588 basis points, implying a default rate of about 5.2%. We expect the actual rate to fall below these implications, somewhere between 3-4%.

     Prices of high-yield securities tend to reflect potential defaults six to twelve months in advance. Today's prices thus may reflect a perceived default rate of about 6% for 2000. We believe defaults are peaking this year, and that the default rate will decline next year. If correct, our view implies that current prices are discounting next year's default rate too heavily, and that there may be upside potential in high yields.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on Managed High Yield Fund Inc. or a fund in the PaineWebber Family of Funds,5 please contact your Financial Advisor.

Sincerely,

/s/Margo Alexander                       /s/Brian M. Storms
------------------                       ------------------
MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/Thomas J. Libassi
--------------------
THOMAS J. LIBASSI
Portfolio Manager,
Managed High Yield Fund Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

---------

5 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTS                                                                           JULY 31, 1999

  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CORPORATE BONDS--91.38%
AUTOMOTIVE--1.93%
   $1,000   HDA Parts Systems Incorporated** .................    08/01/05              12.000%      $ 1,010,000
      350   J.L. French Automotive Castings** ................    06/01/09              11.500           357,000
                                                                                                     -----------
                                                                                                       1,367,000
                                                                                                     -----------
CABLE--9.88%
    1,000   21st Century Telecommunications Group Incorporated    02/15/08              12.250+          450,000
      500   EchoStar DBS Corporation** .......................    02/01/09               9.375           503,750
    2,000   Knology Holdings Incorporated ....................    10/15/07              11.875+        1,160,000
    1,000   NTL Incorporated .................................    10/01/08              11.500         1,095,000
    2,400   Park N View Incorporated .........................    05/15/08              13.000           720,000
    1,250   RCN Corporation ..................................    10/15/07              11.125+          825,000
    2,000   UIH Australia Pacific Incorporated ...............    05/15/06              14.000+        1,580,000
      600   United Pan Europe ................................    08/01/09              10.875+          327,000
      350   United Pan Europe ................................    08/01/09              10.875           348,250
                                                                                                     -----------
                                                                                                       7,009,000
                                                                                                     -----------
CHEMICALS--1.71%
      700   Lyondell Chemical Company** ......................    05/01/07               9.875           707,000
      500   ZSC Specialty** ..................................    07/01/09              11.000           503,750
                                                                                                     -----------
                                                                                                       1,210,750
                                                                                                     -----------
COMMUNICATIONS--FIXED--11.63%
    1,000   Alestra S.A.** ...................................    05/15/06              12.125           945,000
    1,500   Barak ITC ........................................    11/15/07              12.500+          855,000
      413   Esprit Telecom Group PLC .........................    06/15/08              10.875           417,130
      500   Facilicom International Incorporated .............    01/15/08              10.500           365,000
      500   Globenet Communications Group** ..................    07/15/07              13.000           502,500
    1,000   GST Equipment Funding Incorporated ...............    05/01/07              13.250         1,080,000
      900   Hyperion Telecommunications Incorporated .........    09/01/04              12.250           945,000
      500   Hyperion Telecommunications Incorporated** .......    11/01/07              12.000           507,500
      750   Metromedia Fiber Network Incorporated ............    11/15/08              10.000           757,500
      425   NEXTLINK Communications Incorporated .............    06/01/09              10.750           431,375
    1,000   Pathnet Incorporated .............................    04/15/08              12.250           550,000
      250#  Tele1 Europe BV** ................................    05/15/09              13.000           263,750
    1,000   Viatel Incorporated ..............................    04/15/08              12.500+          625,000
                                                                                                     -----------
                                                                                                       8,244,755
                                                                                                     -----------
COMMUNICATIONS--MOBILE--4.48%
      500#  ICO Global Communications Limited ................    08/01/05              15.000           255,000
    2,500   Nextel Communications Incorporated ...............    02/15/08               9.950+        1,756,250
    1,500   Nextel International Incorporated ................    04/15/08              12.125+          800,625
      375   Orange PLC .......................................    08/01/08               8.000           361,875
                                                                                                     -----------
                                                                                                       3,173,750
                                                                                                     -----------
CONSUMER MANUFACTURING--2.86%
    1,000   Apparel Ventures Incorporated(a) .................    12/31/00              12.250           170,000
    1,250   Commemorative Brands Incorporated ................    01/15/07              11.000           900,000
    1,000   Decora Industries Incorporated ...................    05/01/05              11.000           957,500
                                                                                                     -----------
                                                                                                       2,027,500
                                                                                                     -----------

MANAGED HIGH YIELD FUND INC.

  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CORPORATE BONDS--(CONTINUED)

ENERGY--5.11%
   $  250   Gulfmark Offshore Incorporated ...................    06/01/08               8.750%      $   243,750
      500#  Key Energy Services Incorporated .................    01/15/09              14.000           519,375
    1,000   Northern Offshore ASA ............................    05/15/05              10.000           610,000
      300   Pride International Incorporated .................    06/01/09              10.000           307,500
    1,500   R & B Falcon Corporation .........................    12/15/08               9.500         1,413,750
      535   Transcontinental Refining Corporation** ..........    12/01/03              15.000           529,237
                                                                                                     -----------
                                                                                                       3,623,612
                                                                                                     -----------

FINANCE--3.60%
    1,500   Airplane Pass Through Trust ......................    03/15/19              10.875         1,417,500
      750   Olympic Financial Limited ........................    03/15/07              11.500           660,000
      500   Superior National Insurance Group ................    12/01/17              10.750           475,000
                                                                                                     -----------
                                                                                                       2,552,500
                                                                                                     -----------

FOOD & BEVERAGE--5.74%
    1,625   Iowa Select Farms L.P.** .........................    12/01/05              10.750         1,324,375
      750#  Mrs. Fields Holding Company Incorporated** .......    12/01/05              14.000+          363,750
    1,000   Mrs. Fields Original Cookies Incorporated ........    12/01/04              10.125           900,000
    1,500   Packaged Ice Incorporated ........................    02/01/05               9.750         1,485,000
                                                                                                     -----------
                                                                                                       4,073,125
                                                                                                     -----------

GAMING--1.02%
      250   Hollywood Casino Corporation** ...................    05/01/07              11.250           248,750
      500   Park Place Entertainment Corporation .............    12/15/05               7.875           475,000
                                                                                                     -----------
                                                                                                         723,750
                                                                                                     -----------

GENERAL INDUSTRIAL--4.03%
      750   J.B. Poindexter & Company Incorporated ...........    05/15/04              12.500           705,000
      885   Jordan Telecommunication Products ................    08/01/07               9.875           876,150
      615   Jordan Telecommunication Products ................    08/01/07              11.750+          516,600
    1,000   SabreLiner Corporation** .........................    06/15/08              11.000           760,000
                                                                                                     -----------
                                                                                                       2,857,750
                                                                                                     -----------

HEALTHCARE--2.74%
    1,000   Fresenius Medical Care Capital Trust .............    02/01/08               7.875           935,000
      750   Tenet Healthcare Corporation .....................    12/01/08               8.125           703,125
      300   Triad Hospitals Holdings Incorporated** ..........    05/15/09              11.000           302,250
                                                                                                     -----------
                                                                                                       1,940,375
                                                                                                     -----------

HOTELS & LODGING--1.46%
    1,250   Silverleaf Resorts Incorporated ..................    04/01/08              10.500         1,037,500
                                                                                                     -----------

MEDIA--0.89%
    1,500   Inter Act Systems Incorporated ...................    08/01/03              14.000+          630,000
                                                                                                     -----------

METALS--2.12%
    1,250   Metal Management Incorporated ....................    05/15/08              10.000           987,500
      500   National Steel Corporation .......................    03/01/09               9.875           515,000
                                                                                                     -----------
                                                                                                       1,502,500
                                                                                                     -----------

MANAGED HIGH YIELD FUND INC.

  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CORPORATE BONDS--(CONTINUED)

PAPER & PACKAGING--1.79%
   $  500   Packaging Corporation of America** ...............    04/01/09               9.625%      $   512,500
      750   Portola Packaging Incorporated ...................    10/01/05              10.750           757,500
                                                                                                     -----------
                                                                                                       1,270,000
                                                                                                     -----------

REAL ESTATE--1.72%
    1,000   American Architectural Products Corporation ......    12/01/07              11.750           740,000
      500   D.R. Horton Incorporated .........................    02/01/09               8.000           477,500
                                                                                                     -----------
                                                                                                       1,217,500
                                                                                                     -----------

RESTAURANTS--0.95%
      750   American Restaurant Group Incorporated ...........    02/15/03              11.500           676,875
                                                                                                     -----------

RETAIL--4.63%
    1,550   Advance Holding Corporation ......................    04/15/09              12.875+          844,750
      750   Advance Stores Company Incorporated ..............    04/15/08              10.250           697,500
      500   Ames Department Stores Incorporated** ............    04/15/06              10.000           492,500
      535   Big 5 Corporation ................................    11/15/07              10.875           529,650
      690   Tuesday Morning Corporation ......................    12/15/07              11.000           717,600
                                                                                                     -----------
                                                                                                       3,282,000
                                                                                                     -----------

SERVICE--9.02%
    1,000   Allied Waste North America Incorporated** ........    08/01/09              10.000           987,500
    1,000   American Eco Corporation .........................    05/15/08               9.625           600,000
    1,000   Ameriserve Food Distribution Incorporated ........    07/15/07              10.125           800,000
      500   Atlantic Express Transportation Corporation ......    02/01/04              10.750           491,250
    1,000   Budget Group Incorporated ........................    04/01/06               9.125           880,000
    1,000   Premier Graphics Incorporated ....................    12/01/05              11.500           935,000
      750   Protection One Incorporated** ....................    01/15/09               8.125           699,375
   1,000#   Waste Systems International Incorporated** .......    01/15/06              11.500         1,005,000
                                                                                                     -----------
                                                                                                       6,398,125
                                                                                                     -----------

TECHNOLOGY--8.25%
      500   Ampex Corporation++ ..............................    03/15/03              12.000           520,000
      500   Chippac International Limited** ..................    08/01/09              12.750           500,000
      800   Electronic Retailing Systems
             International Incorporated ......................    02/01/04              13.250+          216,000
      690   Fairchild Semiconductor Corporation ..............    03/15/07              10.125           676,200
    1,500   Samsung Electronics America Incorporated** .......    05/01/03               9.750         1,522,500
    1,000   Source Media Incorporated ........................    11/01/04              12.000           730,000
      500   Verio Incorporated ...............................    12/01/08              11.250           507,500
    2,000   Wam! Net Incorporated ............................    03/01/05              13.250+        1,180,000
                                                                                                     -----------
                                                                                                       5,852,200
                                                                                                     -----------

TRANSPORTATION--3.71%
      500   American Reefer Company Limited ..................    03/01/08              10.250           320,000
    1,500   Equimar Shipholdings Limited .....................    07/01/07               9.875           990,000
   1,250#   Navigator Gas Transport PLC** ....................    06/30/07              12.000           325,000
      500   Stena AB .........................................    06/15/07               8.750           463,750
    1,000   TFM, S.A. de C.V. ................................    06/15/09              11.750+          530,000
                                                                                                     -----------
                                                                                                       2,628,750
                                                                                                     -----------

MANAGED HIGH YIELD FUND INC.

  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CORPORATE BONDS--(CONCLUDED)
UTILITIES--2.11%
   $  500   Calpine Corporation ..............................    04/01/08               7.875%      $   476,875
      998   Panda Funding Corporation ........................    08/20/12              11.625         1,017,914
                                                                                                     -----------
                                                                                                       1,494,789
                                                                                                     -----------
TOTAL CORPORATE BONDS (cost--$74,348,542) ....................                                        64,794,106
                                                                                                     -----------

CONVERTIBLE BONDS--1.68%

COMMUNICATIONS--FIXED--0.49%
      215   GST Telecommunciations Incorporated ..............    12/15/05              13.875+          344,000
                                                                                                     -----------

SERVICES--1.19%
      996   Waste Systems International Incorporated** .......    05/13/05               7.000           846,935
                                                                                                     -----------
TOTAL CONVERTIBLE BONDS (cost--$1,173,102) ...................                                         1,190,935
                                                                                                     -----------
  NUMBER OF
   SHARES
  --------

COMMON STOCK(A)--2.31%

CABLE--0.08%
    2,896   @Entertainment Incorporated .......................................................           54,481
                                                                                                     -----------

FOOD & BEVERAGE--0.09%
   12,796   Packaged Ice Incorporated .........................................................           64,780
                                                                                                     -----------

GAMING--0.03%
   10,000   Hollywood Casino Corporation ......................................................           18,750
                                                                                                     -----------

MEDIA--0.42%
    2,000   Affiliated Newspaper Investments Incorporated .....................................          300,000
                                                                                                     -----------

RETAIL--0.29%
   47,500   Samuels Jewelers Incorporated++ ...................................................          207,813
                                                                                                     -----------

SERVICE--0.54%
   69,469   Waste Systems International Incorporated ..........................................          384,047
                                                                                                     -----------

TECHNOLOGY--0.86%
  139,676   Ampex Corporation++ ...............................................................          611,083
                                                                                                     -----------
TOTAL COMMON STOCK (cost--$1,219,494) .........................................................        1,640,954
                                                                                                     -----------

PREFERRED STOCK(A)--0.81%

ENERGY--0.02%
   20,747   Orion Refining Corporation ........................................................           14,170
                                                                                                     -----------

RESTAURANTS--0.79%
      559   American Restaurant Group Incorporated ............................................          559,000
                                                                                                     -----------
TOTAL PREFERRED STOCK (cost--$512,074) ........................................................          573,170
                                                                                                     -----------

PaineWebber

MANAGED HIGH YIELD FUND INC.

  NUMBER OF
  WARRANTS                                                                                                VALUE
   -------                                                                                           -----------
WARRANTS(A)--0.39%

CABLE--0.15%
    2,400   @Entertainment Incorporated ..........................................................   $    38,400
    2,000   Knology Holdings Incorporated ........................................................         5,000
    2,400   Park N View Incorporated .............................................................            24
    2,000   UIH Australia Pacific Incorporated ...................................................        60,000
                                                                                                     -----------
                                                                                                         103,424
                                                                                                     -----------
COMMUNICATIONS--FIXED--0.01%
    1,000   Pathnet Incorporated .................................................................        10,000
                                                                                                     -----------
COMMUNICATIONS--MOBILE--0.01%
    1,750   McCaw International Limited ..........................................................         4,375
                                                                                                     -----------
CONSUMER MANUFACTURING--0.00%
    2,088   AVI Holdings Incorporated ............................................................            21
                                                                                                     -----------
ENERGY--0.01%
      500   Key Energy Services Incorporated** ...................................................         7,500
                                                                                                     -----------

FINANCIAL SERVICES--0.00%
      750   Olympic Financial Limited ............................................................           750
                                                                                                     -----------
MEDIA--0.01%
    1,500   Inter Act Systems Incorporated .......................................................         7,500
                                                                                                     -----------
RESTAURANTS--0.00%
      500   American Restaurant Group Incorporated ...............................................             5
                                                                                                     -----------
TECHNOLOGY--0.20%
      800   Electronic Retailing Systems International Incorporated ..............................         4,000
    6,000   Wam! Net Incorporated ................................................................       136,500
                                                                                                     -----------
                                                                                                         140,500
                                                                                                     -----------
TOTAL WARRANTS (cost--$86,054) ...................................................................       274,075
                                                                                                     -----------
  PRINCIPAL
   AMOUNT                                                         MATURITY              INTEREST
    (000)                                                           DATES                 RATES
  --------                                                        ---------             ---------
REPURCHASE AGREEMENT--0.83%
     $590   Repurchase Agreement dated 07/30/99 with State Street Bank and Trust
            Company, collateralized by $572,806 U.S. Treasury Notes, 7.000% due
            07/15/06 (value--$602,162); proceeds :
            $590,209 (cost--$590,000)                              08/02/99               4.250%         590,000
                                                                                                     -----------
Total Investments (cost--$77,929,266)--97.40% ....................................................    69,063,240
Other assets in excess of liabilities--2.60% .....................................................     1,841,730
                                                                                                     -----------
Net Assets--100.00% ..............................................................................   $70,904,970
                                                                                                     ===========

-------
  # Security represents a unit which is composed of the stated bond with attached warrants or common stock.
 ++ Illiquid securities represent 1.9% of total investments. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.
  + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date. *Yield to maturity at purchase date on zero coupon bond.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Non-income producing securities.

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                               JULY 31, 1999

ASSETS:
Investments in securities, at value (cost--$77,929,266) ............................................     $69,063,240
Cash ...............................................................................................          17,974
Receivable for investments sold ....................................................................         486,321
Interest receivable ................................................................................       1,475,600
                                                                                                         -----------
Total assets .......................................................................................      71,043,135
                                                                                                         -----------

LIABILITIES:
Payable for investments purchased ..................................................................          16,853
Payable to investment adviser and administrator ....................................................          54,506
Accrued expenses and other liabilities .............................................................          66,806
                                                                                                         -----------
Total liabilities ..................................................................................         138,165
                                                                                                         -----------

NET ASSETS:
Capital Stock--$0.001 par value; 100,000,000 shares authorized; 6,031,667 shares issued
 and outstanding ...................................................................................      90,447,851
Undistributed net investment income ................................................................         280,970
Accumulated net realized loss from investment transactions .........................................     (10,957,825)
Net unrealized depreciation of investments .........................................................      (8,866,026)
                                                                                                         -----------
Net assets applicable to shares outstanding ........................................................     $70,904,970
                                                                                                         ===========
Net asset value per share ..........................................................................          $11.76
                                                                                                              ======

MANAGED HIGH YIELD FUND INC.



STATEMENT OF OPERATIONS


                                                                                                   FOR THE YEAR
                                                                                                       ENDED
                                                                                                   JULY 31, 1999
                                                                                                   -------------
INVESTMENT INCOME:
Interest .......................................................................................    $ 8,508,459
                                                                                                    -----------

EXPENSES:
Investment advisory and administration .........................................................        664,368
Reports and notices to shareholders ............................................................         52,384
Legal and audit ................................................................................         48,658
Custody and accounting .........................................................................         45,303
Transfer agency and service fees ...............................................................         22,912
Directors' fees ................................................................................         10,500
Amortization of organizational expenses ........................................................          9,249
Other expenses .................................................................................         22,008
                                                                                                    -----------
                                                                                                        875,382
                                                                                                    -----------
NET INVESTMENT INCOME ..........................................................................      7,633,077
                                                                                                    -----------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions .................................................     (5,530,734)
Net change in unrealized appreciation/depreciation of investments ..............................     (9,122,545)
                                                                                                    -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ....................................    (14,653,279)
                                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................    $(7,020,202)
                                                                                                    ===========


                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEARS ENDED
                                                                                               JULY 31,
                                                                                       ------------------------
                                                                                          1999          1998
                                                                                       -----------    ---------
FROM OPERATIONS:
Net investment income ............................................................    $ 7,633,077    $ 7,555,238
Net realized gain (loss) from investment transactions ............................     (5,530,734)     1,813,855
Net change in unrealized appreciation/depreciation of investments ................     (9,122,545)    (2,476,436)
                                                                                      -----------    -----------
Net increase (decrease) in net assets resulting from operations ..................     (7,020,202)     6,892,657
                                                                                      -----------    -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ............................................................     (7,599,901)    (7,599,901)
                                                                                      -----------    -----------
Net decrease in net assets .......................................................    (14,620,103)      (707,244)

NET ASSETS:
Beginning of year ................................................................     85,525,073     86,232,317
                                                                                      -----------    -----------
End of year (including undistributed net investment income of $229,300
 and $196,124, respectively) .....................................................    $70,904,970    $85,525,073
                                                                                      ===========    ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Managed High Yield Fund Inc. (the "Fund") was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The investment objective of the Fund is to seek high current income. Organizational costs have been fully amortized on a straight line basis over a period of 60 months from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

NOTES TO FINANCIAL STATEMENTS

amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at July 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At July 31, 1999, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (investments having an excess of cost over value) .......   $(10,794,789)
Gross appreciation (investments having an excess of value over cost) .......      1,928,763
                                                                               ------------
Net unrealized depreciation of investments .................................   $ (8,866,026)
                                                                               ============

     For the year ended July 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $73,476,966 and $76,201,935, respectively.

CAPITAL STOCK

     Of the 6,031,667 shares of common stock outstanding, 9,629 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At July 31, 1999, the Fund had a net capital loss carryforward of $8,617,094. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between July 31, 2003 and July 31, 2007. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $2,340,785 of realized capital losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on August 1, 1999.

MANAGED HIGH YIELD FUND INC.


FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each year is presented below:

                                                                   FOR THE YEARS ENDED JULY 31,
                                                        ---------------------------------------------------
                                                          1999       1998      1997      1996        1995
                                                          ----       ----      ----      ----        ----
Net asset value, beginning of year .................    $14.18      $14.30    $13.25    $13.44      $13.76
                                                        ------      ------    ------    ------      ------
Net investment income ..............................      1.27        1.25      1.29      1.29        1.40
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions ....     (2.43)      (0.11)     1.02     (0.16)      (0.34)
                                                        ------      ------    ------    ------      ------
Net increase (decrease) from investment operations .     (1.16)       1.14      2.31      1.13        1.06
                                                        ------      ------    ------    ------      ------
Dividends from net investment income ...............     (1.26)      (1.26)    (1.26)    (1.32)      (1.38)
                                                        ------      ------    ------    ------      ------
Net asset value, end of year .......................    $11.76      $14.18    $14.30    $13.25      $13.44
                                                        ======      ======    ======    ======      ======
Market value, end of year ..........................    $11.31      $13.44    $13.94    $12.50      $12.38
                                                        ======      ======    ======    ======      ======
Total investment return(1) .........................     (6.35)%      5.45%    22.59%    12.16%      11.87%
                                                        ======      ======    ======    ======      ======
Ratios/Supplemental Data:
Net assets, end of year (000's) ....................   $70,905     $85,525   $86,232   $79,904     $81,081
Expenses to average net assets .....................      1.19%       1.15%     1.34%     1.25%       1.21%
Net investment income to average net assets ........     10.34%       8.71%     9.39%     9.87%      10.68%
Portfolio turnover rate ............................       102%        156%      122%      135%        103%

-------------------
(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each year reported and a sale at market value on the last day of each year reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

MANAGED HIGH YIELD FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Managed High Yield Fund Inc.

     We have audited the accompanying statement of assets and liabilities, of Managed High Yield Fund Inc. (the "Fund") including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Fund Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                             /s/Ernst & Young LLP

New York, New York
September 20, 1999

MANAGED HIGH YIELD FUND INC.

TAX INFORMATION (UNAUDITED)

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (July 31, 1999) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION (UNAUDITED)
THE FUND

     Managed High Yield Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The investment objective of the Fund is to seek high current income. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $59 billion in assets under management as of August 31, 1999.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Managed High Yield Fund Inc. is "PHT." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

YEAR 2000 RISKS

     Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

     Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, issuers of securities in which the Fund invests may be adversely affected by Year 2000 related problems. This could have an impact on the value of Fund's investments and share price.

MANAGED HIGH YIELD FUND INC.



GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

DISTRIBUTION POLICY

     The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) are taxable to its stockholders as ordinary income to the extent of the Fund's earnings and profits. A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of common stock on his behalf, including a pro rata portion of the brokerage commissions incurred by the transfer agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

MANAGED HIGH YIELD FUND INC.


DIRECTORS
E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen

Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS
Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld           Thomas J. Libassi
VICE PRESIDENT                  VICE PRESIDENT

Dianne E. O'Donnell             Dennis McCauley
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT


INVESTMENT ADVISER AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES. THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.